Supplement dated February 7, 2011 to the Prospectus
of the Madison Mosaic Equity Trust dated May 1, 2010

This Supplement dated February 7, 2011 amends the Prospectus of the Madison Mosaic Equity Trust for the Mosaic Investors Fund, Mid-Cap Fund, Small/Mid-Cap Fund, Disciplined Equity Fund and Balanced
Fund dated May 1, 2010 as supplemented November 30, 2010 and December 1, 2010.

Mosaic Small/Mid-Cap Fund

Effective February 16, 2011 the Mosaic Small/Mid-Cap Fund will be closed to new accounts and to the extent practicable new investments in existing accounts.

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Please keep this Supplement with your records.